UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2015

ACRE REALTY INVESTORS INC.

(Exact name of registrant as specified in its charter)

Georgia

(State or Other Jurisdiction of Incorporation)

001-13183	58-2122873
(Commission File Number)	(IRS Employer Identification No.)

c/o Avenue Capital Group
399 Park Avenue
New York, New York	10022
(Address of Principal Executive Offices)	(Zip Code)

212-850-7534

(Registrant’s Telephone Number, Including Area Code)

Roberts Realty Investors, Inc.

375 Northridge Road, Suite 330, Atlanta, Georgia, 30350

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On January 30, 2015, Roberts Realty Investors, Inc. (the “Company,” “we”, or “us”) closed the transactions contemplated by the previously announced Stock Purchase Agreement (the “Stock Purchase Agreement”) by and among the Company, Roberts Properties Residential, L.P. (the “Operating Partnership”), and A-III Investment Partners LLC (“A-III”), a joint venture between affiliates of Avenue Capital Group and C-III Capital Partners LLC, which is controlled by Island Capital Group LLC. The Stock Purchase Agreement was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on November 19, 2014, and is incorporated herein by reference. After the closing, the Company amended its articles of incorporation to change its name to ACRE Realty Investors Inc.

Item 1.01  Entry into a Material Definitive Agreement.

Pursuant to the Stock Purchase Agreement, the Company entered into a number of related agreements at the closing. Summaries of these agreements are provided below or are incorporated herein by reference as indicated below.

Management Agreement

At the closing, the Company, the Operating Partnership, and A-III Manager LLC (“A-III Manager” or the “Manager”) entered into a Management Agreement, among other things, to provide for the day-to-day management of the Company by the Manager, including investment activities and operations of the Company and its properties. The Management Agreement requires the Manager to manage and administer the business activities and day-to-day operations of the Company and all of its subsidiaries in conformity with the Company’s investment guidelines and other policies that are approved and monitored by the Company’s board of directors.

A description of the material terms of the Management Agreement was included in the Company’s Current Report on Form 8-K filed with the SEC on November 19, 2014 (the “November 19, 2014 Form 8-K”), and in the Company’s proxy statement filed with the SEC on December 23, 2014 (the “Proxy Statement”), and these descriptions are incorporated herein by reference. Such descriptions do not purport to be complete and are subject to and qualified in their entirety by reference to the Management Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Governance and Voting Agreement

At the closing, the Company, A-III, and Mr. Roberts entered into a Governance and Voting Agreement, among other things, to provide for the composition of the Company’s Board of Directors immediately following the closing of the transactions contemplated by the Stock Purchase Agreement and certain other related matters. Under the terms of the Governance and Voting Agreement, the new board is now composed of a total of seven directors, including two directors designated by A-III, four new independent directors designated by A-III satisfying the independence requirements of the NYSE MKT exchange and SEC rules, and Mr. Roberts, who will continue as a director of the Company. Information regarding the newly appointed directors is set forth below under Item 5.02 of this Current Report on Form 8-K.

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A description of the material terms of the Governance and Voting Agreement was included in the November 19, 2014 Form 8-K and the Proxy Statement, and these descriptions are incorporated herein by reference. Such descriptions do not purport to be complete and are subject to and qualified in their entirety by reference to the Governance and Voting Agreement, a copy of which is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

Employment Agreement

At the closing, the Company and Mr. Roberts entered into an Employment Agreement pursuant to which Mr. Roberts will serve as an Executive Vice President of the Company for a term of one year from the date of the agreement, or until the sale of all four land parcels (North Springs, Northridge, Highway 20, and Bradley Park) is completed, if earlier. Mr. Roberts will be responsible for the marketing process for these properties, including positioning the properties for sale, identifying buyers, and negotiating terms of sale that are customary for similarly situated properties. All sales will be subject to approval by the Company’s Board of Directors, including by a majority of the independent members of the Board.

A description of the material terms of the Employment Agreement was included in the November 19, 2014 Form 8-K and the Proxy Statement, and these descriptions are incorporated herein by reference. Such descriptions do not purport to be complete and are subject to and qualified in their entirety by reference to the Employment Agreement, a copy of which is filed as Exhibit 10.3 hereto and is incorporated herein by reference.

Registration Rights Agreement

At the closing, the Company and A-III entered into a Registration Rights Agreement pursuant to which the Company agreed, among other things, to file on or before the date that is 180 days after the closing date a shelf registration statement on Form S-11 or such other form then available to the Company. The registration statement covers the resale from time to time pursuant to Rule 415 under the Securities Act of shares of the Company’s common stock issued to A-III pursuant to the Stock Purchase Agreement and the Warrant Agreement by the holders of such securities.

A description of the material terms of the Registration Rights Agreement was included in the November 19, 2014 Form 8-K and the Proxy Statement, and these descriptions are incorporated herein by reference. Such descriptions do not purport to be complete and are subject to and qualified in their entirety by reference to the Registration Rights Agreement, a copy of which is filed as Exhibit 10.4 hereto and is incorporated herein by reference.

Tax Protection Agreement

As previously disclosed, in July 2013, the Operating Partnership privately offered to investors who held both units of the Operating Partnership and shares of Company common stock the opportunity to contribute shares of Company common stock to the Operating Partnership in exchange for units (provided that the investors were “accredited investors” under SEC Rule 501 of Regulation D under the Securities Act of 1933, as amended). This offering remains open to such investors during the term of the Tax Protection Agreement referenced below. At the closing, the Company, the Operating Partnership, A-III, and the Manager entered into a Tax Protection Agreement to provide that the parties to such agreement will take the actions necessary to cause the Operating Partnership to continue the offering to such investors and to retain the shares it has previously acquired in the offering and any shares it acquires in the future in the offering.

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The foregoing description of the Tax Protection Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the Tax Protection Agreement, a copy of which is filed as Exhibit 10.5 hereto and is incorporated herein by reference.

Warrant Agreement

At the closing, the Company and A-III entered into a Warrant Agreement pursuant to which the Company issued to A-III warrants to purchase up to 26,760,563 shares of the Company’s common stock at an exercise price of $1.42 per share (for a total of $38.0 million), subject to post-closing adjustment under the applicable terms thereof.

A description of the material terms of the Warrant Agreement was included in the November 19, 2014 Form 8-K and the Proxy Statement, and these descriptions are incorporated herein by reference. Such descriptions do not purport to be complete and are subject to and qualified in their entirety by reference to the Warrant Agreement, a copy of which is filed as Exhibit 10.6 hereto and is incorporated herein by reference.

Item 1.02  Termination of a Material Definitive Agreement.

At the closing, the Company used $4,877,263.44 of the proceeds of the investment by A-III to pay-off in full the promissory note relating to the Company’s mortgage debt encumbered by its North Springs property. As a result of this payment, the Promissory Note dated July 18, 2013 by the Operating Partnership to the order of North Springs Financial LLC, the Deed to Secure Debt, Assignment of Rents, and Security Agreement dated July 18, 2013 by and between the Operating Partnership and North Springs Financial LLC, the Unconditional Guaranty to North Springs Financial LLC of Payment and Performance dated July 18, 2013 by the Company in favor of North Springs Financial LLC and all related agreements between the Company and its affiliates and North Springs Financial LLC were terminated.

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At the closing, Roberts Properties, Inc. and Roberts Properties Construction, Inc. (the “Waiving Parties”), each of which is an affiliate of Charles S. Roberts, a director and officer of the Company, waived (a) any covenant binding on any of the Company’s properties and any special rights that entitle the Waiving Parties to receive any compensation or provide any right to participate in the development or construction of any property of the Company and any related reimbursement. The foregoing does not apply, however, to any rights of the Waiving Parties to receive compensation or reimbursements after the closing for work provided under Section 7.4 of the Stock Purchase Agreement and the new Employment Agreement by and between the Company and Charles S. Roberts. As a result of the foregoing waiver, the following related party contracts were terminated:

•	Construction Agreement between Roberts Properties Residential, L.P. and Roberts Properties Construction, Inc. relating to the Company’s Northridge property.
•	Restrictive Covenant by Roberts Properties Peachtree Dunwoody, LLC, assumed by Roberts Properties Residential, L.P. on January 20, 2005 relating to the Company’s North Springs property.
•	Design and Development Agreement between Roberts Properties Residential, L.P. and Roberts Properties, Inc., dated as of April 14, 2005 relating to the Company’s North Springs property.
•	Construction Contract between Roberts Properties Residential, L.P. and Roberts Properties Construction, Inc., dated as of April 14, 2005 relating to the Company’s North Springs property.
•	Design and Development Agreement between Roberts Properties Residential, L.P. and Roberts Properties, Inc., dated as of August 4, 2005 relating to the Company’s Bradley Park property.
•	Construction Contract between Roberts Properties Residential, L.P. and Roberts Properties Construction, Inc., dated as of August 4, 2005 relating to the Company’s Bradley Park property.
•	Design and Development Agreement between Roberts Properties Residential, L.P. and Roberts Properties, Inc., dated as of February 21, 2006 relating to the Company’s Highway 20 property.
•	Construction Contract between Roberts Properties Residential, L.P. and Roberts Properties Construction, Inc., dated as of February 21, 2006 relating to the Company’s Highway 20 property.

Item 3.02  Unregistered Sales of Equity Securities.

At the closing, A-III purchased 8,450,704 shares of the Company’s common stock at a purchase price of $1.42 per share, for an aggregate purchase price of $12 million, and the Company issued to A-III warrants to purchase up to an additional 26,760,563 shares of the Company’s common stock at an exercise price of $1.42 per share ($38 million in the aggregate). The purchase price per share and the exercise price of the warrants are subject to a potential post-closing adjustment upon completion of the sale of the Company’s four existing land parcels, which could result in the issuance of additional shares of common stock to A-III and an increase in the number of shares of common stock issuable upon exercise of the warrants.

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The Company sold the securities to A-III in reliance upon exemptions from registration pursuant to Section 4(a)(2) under the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D promulgated thereunder. The Stock Purchase Agreement contains representations to support the Company’s reasonable belief that (a) A-III had access to information concerning the Company’s operations and financial condition, (b) A-III acquired the securities for its own account and not with a view to the distribution thereof in violation of the Securities Act, and (c) A-III is sophisticated within the meaning of Section 4(a)(2) of the Securities Act and is an “accredited investor” (as defined by Rule 501(a) under the Securities Act). In addition, the issuances of the shares at the closing, and the contemplated issuances in the future, did not and will not involve any underwriters, underwriting discounts or commissions, or any public offering. The Company made no solicitation in connection with the transaction other than communications with A-III and representatives of its principals; the Company obtained representations from A-III regarding its investment intent, experience and sophistication; and A-III either received or had access to adequate information about the Company in order to make an informed investment decision.

The securities are deemed to be restricted securities for purposes of the Securities Act. The shares issued at the closing were issued in book-entry form with the Company’s transfer agent and are subject to restrictions noted in the records of the transfer agent. The securities may not be resold or offered in the United States without registration or an exemption from registration.

At the closing, the Company and A-III entered into the Warrant Agreement described in Item 1.01 above, which is incorporated herein by reference.

Item 3.03  Material Modification to Rights of Security Holders.

If and to the extent that the amendment to the Company’s articles of incorporation to eliminate the ownership limits contained in the articles of incorporation constitutes a material modification of the rights of the holders of common stock, the information relating to such amendment set forth under Item 8.01 below is incorporated herein by reference.

Item 5.01  Change in Control of Registrant.

Upon the closing of A-III’s purchase of 8,450,704 shares of the Company’s common stock on January 30, 2015 pursuant to the Stock Purchase Agreement, A-III became the largest shareholder of the Company, owning approximately 47% of the Company’s outstanding shares of common stock, or approximately 40% on a diluted basis assuming conversion of the outstanding units of limited partnership interest of the Company’s operating partnership into Company common stock and assuming no exercise of the warrants.

A-III paid $1.42 per share, or $12.0 million, for the shares of common stock issued at the closing and for the warrants to purchase up to 26,760,563 shares of the Company’s common stock at an exercise price of $1.42 per share. The source of the funds was cash on hand from capital contributions by A-III’s members.

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At the closing, the Company, A-III and Charles S. Roberts entered into the Governance and Voting Agreement described in Item 1.01 above, which is incorporated herein by reference. Pursuant to the Governance and Voting Agreement, immediately following the closing, the Board of Directors was reconstituted and the executive officers were replaced as described in Item 5.02 below, which is incorporated herein by reference. These transactions resulted in a change in control of the Company.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Reconstitution of the Board of Directors

All five directors serving on the board immediately prior to the closing delivered letters of resignation and release as to all positions held at the Company, including, in the case of Charles Roberts, his positions as Chairman, President and Chief Executive Officer of the Company. These resignation and release letters are filed as Exhibits 10.7 through 10.11 hereto and are incorporated herein by reference. Immediately following the closing, the Board of Directors was expanded from five to seven members, the resignations of Weldon R. Humphries and William Jarell Jones became effective, and the Board appointed Edward Gellert and Robert C. Leiber to fill two of the vacancies in the class of 2017. Immediately thereafter, the resignations of John L. Davis and Charles R. Elliott became effective, and the Board appointed Bruce D. Frank and Robert L. Loverd, each qualifying as an independent director, to fill two vacancies in the class of 2016. Immediately thereafter, the resignation of Charles S. Roberts became effective, and the Board appointed Robert G. Koen and Kyle Permut, each qualifying as an independent director, to fill the two newly created vacancies in the class of 2015 and Edward Gellert was appointed as Chairman. Charles S. Roberts was immediately thereafter re-appointed as a director (but not as chairman) in the Class of 2016. As a result of the foregoing actions, the Company’s Board was reconstituted with seven members: two of whom are affiliated with A-III, four of whom qualify as independent directors in accordance with the standards of the NYSE MKT exchange, and Mr. Roberts, who will continue to serve as a director of the Company for one year after the closing.

•	The two directors affiliated with A-III are: Edward Gellert and Robert C. Lieber.
•	The four independent directors are Bruce D. Frank, Robert G. Koen, Robert L. Loverd, and Kyle A. Permut.
•	The seventh director post-closing is Charles S. Roberts.

Information regarding the experience and background of each of these directors is set forth in the Proxy Statement and is incorporated herein by reference.

The reconstituted Board of Directors has not yet determined which of the new directors will be appointed to serve on the Audit Committee, Nominating and Corporate Governance Committee and Compensation Committee of the Board. The Company will announce these committee appointments in a Current Report on Form 8-K within four business days after such determination is made.

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New Management and Management Team

At the closing, pursuant to the requirements of the Stock Purchase Agreement, Anthony Shurtz resigned as Chief Financial Officer, Secretary and Treasurer of the Company and from all positions with the Company’s subsidiaries. Mr. Shurtz received a cash severance payment of $70,000. A copy of this resignation and release letter is filed as Exhibit 10.12 hereto and is incorporated herein by reference.

Pursuant to the Management Agreement between the Company, the Operating Partnership and A-III Manager that was executed at the closing, A-III Manager has designated the following persons as officers of the Company and the Board has approved such appointments. Edward Gellert is Chairman of the Board, Chief Executive Officer and President; Robert Gellert is Executive Vice President, Chief Operating Officer and Treasurer; Gregory Simon is Executive Vice President, General Counsel and Secretary; and Mark Chertok is Chief Financial Officer. In addition, in accordance with the requirements of the Employment Agreement between the Company and Charles S. Roberts, the Board has appointed Mr. Roberts as an Executive Vice President of the Company. Mr. Roberts is responsible for overseeing the sale of the four land parcels currently owned by the Company. At the closing, the Company entered into a new Employment Agreement with Mr. Roberts pursuant to which the Company will pay Mr. Roberts an annual salary of $250,000. A description of the material terms of the Employment Agreement with Mr. Roberts is set forth in Item 1.01 of this report and is incorporated herein by reference.

Information regarding the experience and background of Messrs. Edward Gellert, Robert Gellert, Gregory Simon and Mr. Roberts is set forth in the Proxy Statement and is incorporated herein by reference.

On the closing date, A-III Manager LLC and the Company entered into an agreement for certain advisory services with FTI Consulting, Inc. In connection with this agreement, A-III Manager designated Mark Chertok to serve as Chief Financial Officer of the Company. As discussed above, the Board has approved the appointment of Mr. Chertok as Chief Financial Officer of the Company. Mr. Chertok’s services to the Company are billed by FTI Consulting. He is not separately compensated by the Company or the Manager for his services as Chief Financial Officer. Set forth below is information about Mr. Chertok’s experience and background.

Mark E. Chertok (age 58) - Chief Financial Officer

Mark Chertok is a senior managing director of FTI Consulting, Inc., in the Real Estate Solutions practice, where he had directed the Financial Outsourcing group since 2008. Mr. Chertok has over 35 years of experience in the real estate and real estate finance industry. From January 2007 through August 2008 Mr. Chertok was an independent financial consultant. Previously, Mr. Chertok was the executive vice president and chief financial officer at The El-Ad Group Ltd, a fully-integrated real estate company that acquires, redevelops, converts, develops, and owns primarily residential properties for sale or rent in urban, high-density markets in the United States and Canada. Prior to El-Ad, Mr. Chertok was chief financial officer of NorthStar Realty Finance Corp. (NYSE: NRF), a mortgage real estate investment trust and NorthStar Capital Investment Corp. At Northstar, Mr. Chertok was instrumental in taking NRF public in 2004. Prior to Northstar, Mr. Chertok was chief financial officer and a principal of Emmes and Company LLC, an opportunistic real estate investment company specializing in acquiring under-performing real estate and ‘hard money’ lending. Mr. Chertok has extensive experience working-out complex defaulted real estate loans. Previously, Mr. Chertok was with two public accounting firms, as a partner at Margolin, Winer & Evens LLP and as a principal at Laventhol & Horwath and was involved in all aspects of client service including accounting, tax and management advisory services, with a specialization in providing services to the real estate industry.

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Mr. Chertok graduated from New York University and holds a B.S. in Accounting and is a certified public accountant.

Except as described in this Current Report on Form 8-K, there are no plans, contracts, arrangements or understandings with or between any of the new directors or officers and any other person pursuant to which each was appointed as a member of the Board or as an officer. The Company will announce any such plan, contract, arrangement or understanding in a Current Report on Form 8-K within four business days after such plan, contract, arrangement or understanding is made or approved. There have been no transactions between any of the new directors or officers and the Company required to be disclosed by Item 404(a) of Regulation S-K.

Item 5.03. Amendments to Articles of Incorporation or Bylaws.

Amendment to Articles of Incorporation to Eliminate Ownership Limit

As described in Item 8.01, on January 30, 2015, prior to the closing, the Company filed an amendment to its articles of incorporation with the Georgia Secretary of State to eliminate the ownership limits contained in the articles of incorporation.

Amendment to Articles of Incorporation to Change Company Name

On January 30, 2015, after the closing, the Company’s Board of Directors unanimously approved an amendment to the Company’s articles of incorporation to change the Company’s name from Roberts Realty Investors, Inc. to ACRE Realty Investors Inc. A copy of the amendment is filed as Exhibit 3.2 hereto and is incorporated herein by reference.

Amendment to Bylaws

On January 30, 2015, after the closing, the Company’s Board of Directors unanimously approved an amendment to the Company’s bylaws to give the Board of Directors the authority to fix the number of Directors at five or any greater number. A copy of the amendment is filed as Exhibit 3.3 hereto and is incorporated herein by reference.

Item 8.01 Other Events.

At the closing, the Company used $1,764,058.21 of the proceeds of the investment by A-III to pay-off in full the promissory note relating to the Company’s mortgage debt encumbered by its Highway 20 property. As a result of this payment, the promissory note payable to, and all related agreements with, Touchmark National Bank, the Highway 20 lender, were terminated.

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At the closing, the Company used $759,446.02 of the proceeds of the investment by A-III to pay off a portion of the outstanding principal balance under the Company’s mortgage indebtedness relating to the Company’s Bradley Park property.

Amendment to Articles of Incorporation to Eliminate Ownership Limit

On January 30, 2015, prior to the closing, the Company filed an amendment to its articles of incorporation with the Georgia Secretary of State to eliminate the ownership limits contained in the articles of incorporation. This amendment was required in order to permit A-III to purchase the shares of Company common stock pursuant to the Stock Purchase Agreement and to exercise its warrants. The amendment was approved by the Company’s shareholders at a special meeting of the Company’s shareholders on January 22, 2015. The foregoing description of the amendment does not purport to be complete and is qualified in its entirety by reference to the text of the amendment, which is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

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Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Exhibit

3.1	Articles of Amendment to Amended and Restated Articles of Incorporation of Roberts Realty Investors, Inc. to eliminate ownership limit, effective January 30, 2015.

3.2	Articles of Amendment to Amended and Restated Articles of Incorporation of Roberts Realty Investors, Inc. to change company name, effective January 30, 2015.

3.3

Amendment to Amended and Restated Bylaws of Roberts Realty Investors, Inc. to give the Board of Directors the authority to fix the number of Directors at five or any greater number, effective January 30, 2015.

10.1	Management Agreement, dated as of January 30, 2015 by and among Roberts Realty Investors, Inc., Roberts Properties Residential, L.P. and A-III Manager LLC.

10.2	Governance and Voting Agreement, dated as of January 30, 2015 by and among Roberts Realty Investors, Inc., A-III Investment Partners LLC and Charles S. Roberts.

10.3	Employment Agreement, dated as of January 30, 2015 by and between Roberts Realty Investors, Inc. and Charles S. Roberts.

10.4	Registration Rights Agreement, dated as of January 30, 2015 by and between Roberts Realty Investors, Inc. and A-III Investment Partners LLC.

10.5	Tax Protection Agreement, dated as of January 30, 2015 by and among Roberts Realty Investors, Inc., Roberts Properties Residential, L.P., A-III Investment Partners LLC and A-III Manager LLC.

10.6	Warrant Agreement, dated as of January 30, 2015 by and between Roberts Realty Investors, Inc. and A-III Investment Partners LLC.

10.7	Resignation and Release Letter of John Davis, dated January 30, 2015.

10.8	Resignation and Release Letter of Charles Elliott, dated January 30, 2015.

10.9	Resignation and Release Letter of Weldon Humphries, dated January 30, 2015.

10.10	Resignation and Release Letter of Wm. Jarrell Jones, dated January 30, 2015.
10.11	Resignation and Release Letter of Charles S. Roberts, dated January 30, 2015.
10.12	Resignation and Release Letter of Anthony Shurtz, dated January 30, 2015.

99.1	Press release issued by Roberts Realty Investors, Inc. on January 30, 2015.

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

ACRE REALTY INVESTORS INC.

Dated: February 2, 2015	By:	/s/ Edward Gellert
Edward Gellert
President and Chief Executive Officer

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